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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              AMENDMENT TO FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 23, 2001
                                                 --------------


                              GRADCO SYSTEMS, INC.
                    ----------------------------------------
             (Exact name of Registrant as Specified in its Charter)


          NEVADA                     0-12829               95-3342977
 ------------------------          ------------         --------------
 (State of Incorporation)          (Commission          (IRS Employer
                                   File Number)         Identification No.)

            3753 Howard Hughes Pkwy, Ste 200, Las Vegas, Nevada 89109
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                    (Address of principal executive offices)



Registrant's Telephone Number (including area code)  (702) 892-3714
                                                    -----------------




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a)      Previous Independent Accountants.

         On March 23, 2001, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants effective as of that date.

         The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for the two most recent fiscal years and through March 23, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the two most recent fiscal years and through March 30, there has not been a reportable event (as defined in Regulation S-K Item 304(a)(1)(v).

         The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 6, 2001, is annexed hereto.

(b)      New Independent Accountants

         On March 23, 2001, the Company selected Grant Thornton LLP to act as its independent accountants effective as of that date.

         During the two most recent fiscal years and through March 23, 2001, the Registrant has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed as part of this Current Report on Form 8-K: Letter from PricewaterhouseCoopers LLP dated April 6, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GRADCO SYSTEMS, INC.



Dated: April 6, 2001                    By: /s/ Bernard Bressler
                                           ------------------------------------
                                              Name: Bernard Bressler
                                              Title:   Secretary